Exhibit (h)(8)

Schedule A

to

Sub-Administration and Sub-Accounting Agreement dated April 1, 2003

DATED AS OF September 28, 2015

CASH ACCOUNT TRUST, and its series:

Government & Agency Securities Portfolio

Tax-Exempt Portfolio

CASH MANAGEMENT PORTFOLIO

CASH RESERVE FUND, INC., and its series:

Prime Series

DEUTSCHE EQUITY 500 INDEX PORTFOLIO

DEUTSCHE GLOBAL HIGH INCOME FUND, INC.

DEUTSCHE GLOBAL/INTERNATIONAL FUND, INC., and its series:

Deutsche Enhanced Emerging Markets Fixed Income Fund

Deutsche Enhanced Global Bond Fund

Deutsche European Equity Fund

Deutsche Global Growth Fund

Deutsche Global Infrastructure Fund

Deutsche Global Small Cap Fund

DEUTSCHE HIGH INCOME OPPORTUNITIES

FUND, INC.

DEUTSCHE HIGH INCOME TRUST

DEUTSCHE INCOME TRUST, and its series:

Deutsche Core Fixed Income Fund

Deutsche Global High Income Fund

Deutsche Global Inflation Fund

Deutsche GNMA Fund

Deutsche High Income Fund

Deutsche Short Duration Fund

Deutsche Strategic Government Securities Fund

Deutsche Ultra-Short Duration Fund

Deutsche Unconstrained Income Fund

DEUTSCHE INSTITUTIONAL FUNDS, and its series:

Deutsche EAFE Equity Index Fund

Deutsche Equity 500 Index Fund

Deutsche S&P 500 Index Fund

Deutsche U.S. Bond Index Fund

DEUTSCHE INTERNATIONAL FUND, INC., and its series:

Deutsche CROCI International Fund

Deutsche Emerging Markets Equity Fund

Deutsche Emerging Markets Frontier Fund

Deutsche Global Equity Fund

Deutsche Latin America Equity Fund

Deutsche World Dividend Fund

DEUTSCHE INVESTMENT TRUST, and its series:

Deutsche Capital Growth Fund

Deutsche Core Equity Fund

Deutsche CROCI U.S. Fund

Deutsche Large Cap Focus Growth Fund

Deutsche Mid Cap Growth Fund

Deutsche Small Cap Core Fund

Deutsche Small Cap Growth Fund

DEUTSCHE INVESTMENTS VIT FUNDS, and its series:

Deutsche Equity 500 Index VIP

Deutsche Small Cap Index VIP

DEUTSCHE MARKET TRUST, and its series

Deutsche Alternative Asset Allocation Fund

Deutsche Diversified Market Neutral Fund

Deutsche Global Income Builder Fund

Deutsche Select Alternative Allocation Fund

Deutsche Strategic Equity Long/Short Fund

DEUTSCHE MONEY FUNDS, and its series:

Deutsche Money Market Prime Series

DEUTSCHE MULTI-MARKET INCOME TRUST

DEUTSCHE MUNICIPAL INCOME TRUST

DEUTSCHE MUNICIPAL TRUST, and its series:

Deutsche Managed Municipal Bond Fund

Deutsche Short-Term Municipal Bond Fund

Deutsche Strategic High Yield Tax-Free Fund

DEUTSCHE PORTFOLIO TRUST, and its series:

Deutsche Core Plus Income Fund

Deutsche Floating Rate Fund

DEUTSCHE SECURITIES TRUST, and its series:

Deutsche Communications Fund

Deutsche CROCI Sector Opportunities Fund

Deutsche Enhanced Commodity Strategy Fund

Deutsche Global Real Estate Securities Fund

Deutsche Gold & Precious Metals Fund

Deutsche Health and Wellness Fund

Deutsche MLP & Energy Infrastructure Fund Deutsche Real Estate Securities Fund

Deutsche Real Estate Securities Income Fund

Deutsche Science and Technology Fund

DEUTSCHE STATE TAX-FREE INCOME SERIES, and its series:

Deutsche California Tax-Free Income Fund

Deutsche Massachusetts Tax-Free Fund

Deutsche New York Tax-Free Income Fund

DEUTSCHE STRATEGIC INCOME TRUST

DEUTSCHE STRATEGIC MUNICIPAL INCOME TRUST

DEUTSCHE TARGET DATE SERIES, and its series:

Deutsche LifeCompass 2015 Fund

Deutsche LifeCompass 2020 Fund

Deutsche LifeCompass 2030 Fund

Deutsche LifeCompass 2040 Fund

Deutsche LifeCompass Retirement Fund

DEUTSCHE TARGET FUND

DEUTSCHE TAX FREE TRUST, and its series

Deutsche Intermediate Tax/AMT Free Fund

DEUTSCHE VALUE SERIES, INC. and its series:

Deutsche CROCI Equity Dividend Fund

Deutsche Large Cap Value Fund

Deutsche Mid Cap Value Fund

Deutsche Small Cap Value Fund

DEUTSCHE VARIABLE SERIES I, and its series

Deutsche Bond VIP

Deutsche Capital Growth VIP

Deutsche Core Equity VIP

Deutsche Global Small Cap VIP

Deutsche CROCI International VIP

DEUTSCHE VARIABLE SERIES II, and its series:

Deutsche Alternative Asset Allocation VIP

Deutsche Global Equity VIP

Deutsche Global Growth VIP

Deutsche Global Income Builder VIP

Deutsche Government & Agency Securities VIP

Deutsche High Income VIP

Deutsche Large Cap Value VIP

Deutsche Money Market VIP

Deutsche Small Mid Cap Growth VIP

Deutsche Small Mid Cap Value VIP

Deutsche Unconstrained Income VIP

DWS MONEY MARKET TRUST, and its series:

Cash Management Fund

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

Deutsche Money Market Series

NY Tax Free Money Fund

Tax Free Money Fund Investment

INVESTORS CASH TRUST, and its series:

Central Cash Management Fund

Deutsche Variable NAV Money Fund

Treasury Portfolio

TAX-EXEMPT CALIFORNIA MONEY MARKET FUND